Exhibit 10.3.2

SECOND AMENDMENT TO

FUND ADMINISTRATION AND ACCOUNTING AGREEMENT

WHEREAS, World Gold Trust (the “Trust”), a Delaware statutory trust organized in series (each, a “Fund” and collectively, the “Funds”), and The Bank of New York Mellon, a New York corporation authorized to do a banking business (“BNY Mellon”), have heretofore entered into a Fund Administration and Accounting Agreement (“Agreement”), dated as of January 5, 2017, as amended June 6, 2018; and

WHEREAS, the parties hereto desire to amend the Agreement (“Amendment”) to reflect the removal of SPDR® Long Dollar Gold Trust, a series of the Trust, from Exhibit A.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Trust, on behalf of each Fund, and BNY Mellon hereby amend the Agreement and agree as follows:

Exhibit A.    Exhibit A is hereby deleted and replaced in its entirety with Exhibit A set forth below to reflect the removal of SPDR® Long Dollar Gold Trust:

“Exhibit A

SPDR® Euro Gold Trust

SPDR® Pound Gold Trust

SPDR® Yen Gold Trust

SPDR® Gold MiniShares Trust”

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of October 2, 2019.

WORLD GOLD TRUST, On behalf of each Fund listed on Exhibit A, as amended herein

By:	/s/ Gregory S. Collett
Name: Title: Date:	Gregory S. Collett* Vice President October 2, 2019
* Authorized to sign on behalf of the Trust in this capacity since an officer of the Trust’s sponsor

THE BANK OF NEW YORK MELLON

By:	/s/ Elizabeth Stubenrauch
Name: Title: Date:	Elizabeth Stubenrauch Relationship Manager October 11, 2019